CUSIP NO. 983701 400

                         XCL Ltd.

                        293,765 Units

                        Consisting of

   Amended Series A, Cumulative Convertible Preferred Stock

                           and

         Warrants to Purchase Shares of Common Stock


THIS GLOBAL UNIT IS COMPRISED OF THE ATTACHED GLOBAL
PREFERRED STOCK CERTIFICATE AND GLOBAL WARRANT.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT", AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO XCL LTD. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER DEALER) TO THE COMPANY AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSACTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY OR THE TRUSTEE AND WARRANT CLIENTS FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIAL TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE OR THE WARRANT AGENT AND THE COMPANY SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     [FACE OF AMENDED SERIES A, CUMULATIVE CONVERTIBLE
               PREFERRED STOCK CERTIFICATE]

       Incorporated Under the Laws of Delaware

                                 CUSIP No. _____________

NUMBER ______               SHARES     __________

    Amended Series A, Cumulative Convertible Preferred
      Stock (par value $1.00 per share) of XCL Ltd.




THIS CERTIFIES THAT __________________________ is
the registered holder of
________________________________________ shares

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____ day of ________________, 19__.


_______________________ [CORPORATE SEAL] ______________________
Secretary/Treasurer                      Vice President/President

   [REVERSE SIDE OF AMENDED SERIES A, CUMULATIVE
      CONVERTIBLE PREFERRED STOCK CERTIFICATE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
U.S. SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE
OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR
FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT
AS SET FORTH BELOW.  BY ITS ACQUISITION HEREOF, THE
HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED
INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER
THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL
"ACCREDITED INVESTOR" (AS DEFINED IN RULE
501(a)(1), (2), (3), or (7) UNDER THE SECURITIES
ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A
U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN
OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR
904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT
WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL
ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE
TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR
ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED
STATES TO A QUALIFIED INSTITUTIONAL BUYER IN
COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
(C) INSIDE THE UNITED STATES TO AN INSITUTIONAL
ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSER,
FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S.
BROKER DEALER) TO THE COMPANY OR THE TRANSFER
AGENT, AS THE CASE MAY BE, A SIGNED LETTER
CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS
RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS
SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED
FROM THE COMPANY OR TRANSFER AGENT FOR THIS
SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE
TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE
SECURITEIS ACT, (E) PURSUANT TO THE EXEMPTION FROM
REGISTRATION PROVIDED BY RULE 144 UNDER THE
SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO
AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO
EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A
NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY
WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF
THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN
INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST,
PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY,
INITIAL PURCHASER OR THE TRANSFER AGENT SUCH
CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER
INFORMATION AS EITHER OF THEM MAY REASONABLY
REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING
MADE PURSUANT TO AN EXEMPTION FROM, OR IN A
TRANSACTION NOT SUBJECT TO, THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT, AS USED HEREIN,
THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES"
AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY
REGULATION S UNDER THE SECURITIES ACT.

THIS SECURITY IS SUBJECT TO A REGISTRATION RIGHTS
AGREEMENT DATED AS OF MAY 20, 1997 BETWEEN THE
COMPANY AND THE INITIAL PURCHASER, A COPY OF WHICH
IS ON FILE WITH THE SECRETARY OF THE COMPANY.

 For Value Received ________________ hereby sell, assign and transfer unto

__________________________________________
__________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________, 19__

In presence of
_________________________________


Notice: The signature of this assignment must corresponde with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

                                              [EQUITY]
                     WARRANT CERTIFICATE


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT ASSET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1)REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" ( AS DEFINED IN RULE 501(a)(l), (2), (3) OR (7) UNDER THE SECURITIES ACT)(AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO XCL LTD. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
(C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR FURNISHES ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE COMPANY AND THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT AND THE COMPANY SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

     THIS SECURITY IS SUBJECT TO A REGISTRATION RIGHTS
AGREEMENT DATED AS OF MAY 20, 1997 BETWEEN THE COMPANY AND
JEFFERIES & COMPANY, INC., A COPY OF WHICH IS ON FILE WITH
THE SECRETARY OF THE COMPANY.

                        CUSIP #983701-145

          No. RE-__         _____ Warrants

               WARRANT CERTIFICATE

                    XCL LTD.

     This Warrant Certificate certifies that ___________ ________________ or registered assigns, is the registered holder of ________________ Warrants (the "Warrants") to purchase shares of Common Stock, par value $0.01 per share (the "Common Stock"), of XCL Ltd., a Delaware corporation (the "Company"). Each Warrant entitles the holder to purchase from the Company at any time on or after the later of May 20, 1998 or such date on which the Company has reserved or has available a sufficient number of shares of its Common Stock to permit exercise of all outstanding Warrants and until 5:00 p.m., New York City time, on May 20, 2004 (the "Expiration Date"), 327 fully paid and non assessable shares of Common Stock (as such number may be adjusted from time to time, the "Shares", which may also include any other securities or property purchasable upon exercise of a Warrant, such adjustment and inclusion each as provided in the Warrant Agreement) at the exercise price (the "Exercise Price") of $0.2063 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at any office or agency maintained for that purpose by the Company (the "Warrant Agent Office"), subject to the conditions set forth herein and in the Warrant Agreement.

     The Exercise Price shall be payable in cash or by certified or official bank check in the lawful currency of the United States of America which as of the time of payment is legal tender for payment of public or private debts. The Company has initially designated its principal executive offices in Lafayette, Louisiana, as the initial Warrant Agent Office. The number of Shares issuable upon exercise of the Warrants ("Exercise Rate") is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

    Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on May 20, 2004 shall thereafter be void.

     Reference is hereby made to the further
provisions on the reverse hereof, which provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used in this Warrant Certificate but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement.

     This Warrant Certificate shall not be valid unless authenticated by the Warrant Agent, as such term is used in the Warrant Agreement. Initially, the Company shall act as its own Warrant Agent.

     THE WARRANTS REPRESENTED BY THIS WARRANT
CERTIFICATE SHALL BE GOVERNED BY THE LAWS OF THE
STATE OF NEW YORK.

  WITNESS the corporate seal of the Company and the signatures of its duly authorized officers.

Dated: May 20, 1997


                             XCL LTD.


                            By:___________________________
                                Marsden W. Miller, Jr.
                                Chairman and Chief
                                Executive Officer

Attest:


By:_______________________________
     David A. Melman
     Secretary

Certificate of Authentication:
This is one of the Warrants
referred to in the within-
mentioned Warrant Agreement:
XCL LTD.,
as Warrant Agent


By:_____________________________
     Authorized Signatory


        GLOBAL WARRANT CERTIFICATE REVERSE

                    XCL LTD.

   The Warrants evidenced by this Warrant
Certificate are part of a duly authorized issue of Warrants, each of which represents the right to purchase at any time on or after the later of May
20, 1998, or such date on which the Company has reserved or has available a sufficient number of shares of its Common Stock to permit exercise of all outstanding Warrants and until 5:00 p.m., New
York City time, on May 20, 2004, 327 Shares, subject to adjustment as set forth in the Warrant Agreement.
The Warrants are issued pursuant to a Warrant Agreement dated as of May 20, 1997 (the "Warrant Agreement"), duly executed and delivered by the Company for the benefit of the holders from time to time of the Warrant
Certificates, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or holder" meaning the registered holders or registered holder) of the Warrant
Certificates. Warrants may be exercised by
(i) surrendering at any Warrant Agent Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) paying in full the Warrant
Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

     If all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 2:00 p.m., New
York City time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the last sentence of the preceding paragraph are received after 2:00 p.m., New York
City time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business
Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., New York
City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

     Subject to the terms of the Warrant Agreement, as soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Share or Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate. Such certificate or certificates evidencing the Share or Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

   The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, there shall be paid to the registered Holder of this Warrant Certificate at the time such Warrant
Certificate is exercised an amount in cash equal to the same fraction of the current market price per share of Common Stock as determined in accordance with the Warrant Agreement.

     Warrant Certificates, when surrendered at any Warrant Agent Office by the holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new
Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new
Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant
Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

     The term "Business Day" shall mean any day on which
(i) banks in New Orleans, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading and
(iii) the principal national securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.


                    ELECTION TO EXERCISE
(To be executed upon exercise of Warrants on the Exercise Date)

     The undersigned hereby irrevocably elects to exercise
_______________ of the Warrants represented by this
Warrant Certificate and purchase the whole number
of Shares issuable upon the exercise of such
Warrants and herewith tenders payment for such
Shares in the amount of $_____in cash or by
certified or official bank check, in accordance
with the terms hereof.  The undersigned requests
that a certificate representing such Shares be
registered in the name of _________________, whose
address is _____________, and that such certificate
be delivered to ____________, whose address is
____________________. Any cash payments to be paid
in lieu of a fractional Share should be made to
__________, whose address is _____________________,
and the check representing payment thereof should
be delivered to _______________, whose address is
_______________________.



          Name of holder of
           Warrant Certificate:_________________________
                                 (Please Print)
          Tax Identification or
          Social Security Number:_________________________

          Signature:_____________________________________
                    Note: The above signature must
                    correspond with the name as
                    written upon the face of this Warrant
                    Certificate in every
                    particular, without alteration
                    or enlargement or any change
                    whatever.

Dated ______________  , ___

                         ASSIGNMENT
     For value received,_________________________________ hereby sells, assigns and transfers unto _________________________________ the within
Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________________
attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated _________________ ,  ____


                    Signature:________________________
                    Note: The above signature must
                    correspond with the name as
                    written upon the face of this
                    Warrant Certificate in every
                    particular, without alteration
                    or enlargement
          or any change whatever.